TOUCHSTONE FUNDS GROUP TRUST
Touchstone Ares Credit Opportunities Fund (the “Fund”)
Supplement dated April 10, 2026, to the Fund’s Summary Prospectus dated January 28, 2026, as may be amended or supplemented from time to time
Change in Fund’s Additional Index
The Board of Trustees of the Touchstone Funds Group Trust (the “Trust”) has approved a change to the additional index of the Fund.
As of April 10, 2026 (the “Effective Date”), the second paragraph under the heading “The Fund’s Performance” in the Summary Prospectus is deleted in its entirety and replaced with:
The bar chart and performance table below illustrate some indication of the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and by showing how the Fund’s average annual total returns for one year, five years, and ten years compare with the Bloomberg U.S. Aggregate Bond Index. The Bloomberg U.S. High Yield 2% Issuer Cap Index and the ICE BofA U.S. High Yield Constrained Index show how the Fund’s performance compares against the returns of indexes with similar investment objectives. The bar chart does not reflect any sales charges, which would reduce your return. The performance table reflects any applicable sales charges. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. More recent performance information is available at no cost by visiting TouchstoneInvestments.com or by calling 1.800.543.0407.

Also as of the Effective Date, the Average Annual Total Return Table in the Summary Prospectus is deleted in its entirety and replaced with:
Average Annual Total Returns For the periods ended December 31, 2025	1 Year	5 Years	10 Years	Since Inception	Inception Date
Touchstone Ares Credit Opportunities Fund - Class A
Return Before Taxes	3.37%	4.69%	5.36%	N/A (3)	8/31/2015
Return After Taxes on Distributions	0.14%	1.71%	2.56%
Return After Taxes on Distributions and Sale of Fund Shares	1.95%	2.25%	2.87%
Touchstone Ares Credit Opportunities Fund - Class C
Return Before Taxes	5.04%	4.86%	5.46%	N/A (3)	8/31/2015
Touchstone Ares Credit Opportunities Fund - Class Y
Return Before Taxes	6.90%	5.58%	6.22%	N/A (3)	8/31/2015
Touchstone Ares Credit Opportunities Fund - Institutional Class
Return Before Taxes	7.19%	5.71%	6.33%	N/A (3)	8/31/2015
Touchstone Ares Credit Opportunities Fund - Class R6
Return Before Taxes(1)(2)	N/A	N/A	N/A	N/A	5/19/2025
Bloomberg U.S. Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)	7.30%	(0.36%)	2.01%
Bloomberg U.S. High Yield 2% Issuer Cap Index(4) (reflects no deduction for fees, expenses, or taxes	8.62%	4.50%	6.51%
ICE BofA U.S. High Yield Constrained Index (reflects no deductions for fees, expenses or taxes)	8.50%	4.50%	6.44%
(1) An investor transacting in Class R6 shares may be required to pay a commission to a broker for effecting such transactions on an agency basis. Such commissions will not be reflected in the table.
(2) Returns are not presented for Class R6 shares, which commenced operations on May 19, 2025. Performance information for Class R6 shares will be shown when those shares have a full calendar year of operations.
(3) Since Inception returns are not shown for classes with greater than ten years of performance history.
(4) The Fund changed its additional index to the Bloomberg U.S. High Yield 2% Issuer Cap Index which has similar investment objectives to the Fund.
There are no additional changes to the Summary Prospectus except those described herein.

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Please contact your financial adviser or Touchstone at 800.543.0407 if you have any questions.
P.O. Box 534467 Pittsburgh, PA 15253-4467
Ph: 800.543.0407 TouchstoneInvestments.com
Touchstone Mutual Funds are distributed by Touchstone Securities, LLC*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group
Please retain this Supplement for future reference.

TSF-TU62000-0326-SUP